Statements of Operations (Unaudited) (USD $)	3 Months Ended		18 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011
Operating Expenses
General and administrative expenses	$ 17	$ 12	$ 30,014
Income (loss) from Operation	17	12	30,014
Interests income (expenses)	4	2	20
Net income (loss)	$ 13	$ 10	$ 29,994
Net earning per share
Basic and diluted			$ 0.02
Weighted Average Number of Common Shares
Basic and diluted	1,230,000	1,225,000	1,225,800